--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 10, 1999


                       SECURITY CAPITAL GROUP INCORPORATED
  ---------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
              -----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

--------------------------------------------------------------------------------

            1-13355                                  36-3692698
    -----------------------               -----------------------------------
    (Commission File Number)              (I.R.S.Employer Identification No.)


           125 Lincoln Avenue, Santa Fe, New Mexico         87501
--------------------------------------------------------------------------------
           (Address of Principal Executive Offices)       (Zip Code)


                                 (505) 982-9292
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 2.    Acquisition or Disposition of Assets

        On August 12, 1999, Security Capital Group Incorporated ("Security Capital") entered into a Purchase and Sale Agreement (the "Agreement") with Strategic Hotel Capital Incorporated ("Strategic Hotel"), under which Security Capital agreed to sell 19,166,666 shares of common stock of Strategic Hotel, $125,000,000 principal amount of 7.5% Convertible Subordinated Debentures due 2017 of Strategic Hotel, and $50,000,000 principal amount of 6.5% Convertible Subordinated Debentures due 2008 of Strategic Hotel (collectively the "Securities") beneficially owned by Security Capital to Strategic Hotel, and Strategic Hotel agreed to purchase the Securities, for $329,322,222 (the "Purchase Price"). The Purchase Price was based on an anticipated closing on September 8, 1999, and was subject to increase if the closing occurred after September 8, 1999. The Agreement closed on September 10, 1999, and the actual Purchase Price paid was $329,450,556, which was paid in cash.

        Prior to the closing, Security Capital had held a 23.6% interest on a fully converted basis in Strategic Hotel and had three representatives on Strategic Hotel's board of eleven directors. Security Capital's representatives on Strategic Hotel's board resigned as of the closing.

        The transaction was approved by a special committee of Strategic Hotel directors, not including any Security Capital representatives.

        Security Capital has sold its entire interest in Strategic Hotel. Security Capital originally purchased the Securities between May 1997 and and May 1998 for an aggregate purchase price of $375 million. As a result of the sale, Security Capital has recorded a $55.2 million loss which was taken as a special charge in the second quarter of 1999 and will generate approximately $19.3 million of tax benefits that Security Capital could use to offset future capital gains taxes. Security Capital no longer recorded equity in earnings from Strategic Hotel after the second quarter of 1999.

        The proceeds of the sale will be used to repurchase $100 million of Security Capital securities, described below, and the balance will be used to reduce short-term corporate indebtedness.

        The Board of Directors of Security Capital has authorized a repurchase program of up to $100 million of Class A Common Stock, Class B Common Stock and 6.5% Convertible Subordinated Debentures due 2016 of Security Capital. Repurchases may be made in open market or privately negotiated transactions, depending on market prices and other conditions.

Item 7.   Financial Statements and Exhibits

          (a)  Financial Statements:

               None

          (b)  Pro Forma Financial Information:

               Pro Forma Condensed Consolidated Balance Sheet as of June 30,1999 (unaudited)

               Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1999 (unaudited)

               Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1998 (unaudited)

               Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)


          (c)  Exhibits

          Exhibit No.  Document Designation

          10.22 Purchase and Sale Agreement, dated as of August 12, 1999, between Security Capital Group Incorporated and
                       Strategic Hotel Capital Incorporated

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SECURITY CAPITAL GROUP INCORPORATED




                                      By:  /s/  Jeffrey A. Klopf
                                           Jeffrey A. Klopf
                                           Senior Vice President and Secretary

Dated:   September 20, 1999

                      SECURITY CAPITAL GROUP INCORPORATED

         INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


                                                                         Page
                                                                       Number(s)
                                                                       ---------
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1999
    (unaudited)......................................................    F-3

Pro Forma Condensed Consolidated Statement of Operations for the six
    months ended June 30, 1999 (unaudited)...........................    F-4

Pro Forma Condensed Consolidated Statement of Operations for the year
    ended December 31, 1998 (unaudited)..............................    F-5

Notes to Pro Forma Condensed Consolidated Financial Statements
    (unaudited)......................................................    F-6

                       SECURITY CAPITAL GROUP INCORPORATED

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                   (Unaudited)


         The accompanying pro forma condensed consolidated financial statements for Security Capital Group Incorporated ("Security Capital") reflect the sale of Security Capital's entire interest in Strategic Hotel Capital Incorporated ("Strategic Hotel"), which consists of 19,166,666 shares of common stock, $125.0 million principal amount of 7.5% convertible subordinated debentures and $50.0 million principal amount of 6.5% convertible subordinated debentures, for a cash amount of $329.5 million. The sale closed on September 10, 1999.

         On August 12, 1999, Security Capital announced that its Board of Directors had authorized a share repurchase program of up to $100.0 million, for which part of the proceeds from the sale of Strategic Hotel were to be used.

         The pro forma condensed consolidated financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of Security Capital.

         The accompanying pro forma condensed consolidated balance sheet as of June 30, 1999, has been prepared as if the sale of Strategic Hotel had been completed as of that date and the sale proceeds are assumed to be used to repurchase $100.0 million of Security Capital Class B common stock for an assumed price of $15.00 per share (based on August and September 1999 market values), and the balance used to reduce Security Capital's short-term indebtedness.

         The  accompanying  pro  forma  condensed  consolidated   statements  of
operations for the six months ended June 30, 1999, and for the year ended December 31, 1998, have been prepared as if (i) the sale of Strategic Hotel had occurred on January 1, 1998, (ii) $100.0 million of the sale proceeds had been used to reduce common shares outstanding as of January 1, 1998, and (iii) the remaining sale proceeds had been used to reduce Security Capital's indebtedness.

         The pro forma condensed consolidated financial statements do not purport to be indicative of the financial position or results of operations which would actually have been obtained had the transaction described above been completed on the dates indicated or which may be obtained in the future. The pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Security Capital as set forth in Security Capital's 1998 Form 10-K and June 30, 1999, Form 10-Q. In management's opinion, all material adjustments necessary to reflect the effects of the sale of Security Capital's investment in Strategic Hotel have been made to the pro forma condensed consolidated financial statements.

                       SECURITY CAPITAL GROUP INCORPORATED
                                and Subsidiaries

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                  June 30, 1999
                        (In thousands, except share data)
                                   (Unaudited)

                                                                                                    Pro Forma
                                                                                  Historical       Adjustments         Pro Forma
                                     ASSETS                                     --------------    --------------     -------------
Investments, at equity:
       Archstone Communities Trust                                              $      821,926    $           --     $     821,926
       ProLogis Trust                                                                  596,246                --           596,246
       Security Capital European Realty                                                353,543                --           353,543
       Security Capital Preferred Growth Incorporated                                   80,739                --            80,739
       Security Capital U.S. Realty                                                    812,006                --           812,006
       Strategic Hotel Capital Incorporated                                            329,000          (329,000)(a)            --
                                                                                --------------    --------------     -------------
                                                                                     2,993,460          (329,000)        2,664,460
                                                                                --------------    --------------     -------------
Real estate, less accumulated depreciation                                           1,129,508                --         1,129,508
Investments in publicly traded real estate securities, at market value                  84,292                --            84,292
                                                                                --------------    --------------     -------------
                Total real estate investments                                        4,207,260          (329,000)        3,878,260
Cash and cash equivalents                                                               33,941                --            33,941
Other assets                                                                           146,621                --           146,621
                                                                                --------------    --------------     -------------
                Total assets                                                    $    4,387,822    $     (329,000)    $   4,058,822
                                                                                ==============    ==============     =============

               LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
       Lines of credit                                                          $      475,000    $     (229,451)(b) $     245,549
       Mortgage notes payable and capital lease obligations                            363,970                --           363,970
       Long-term debt                                                                  699,570                --           699,570
       Convertible debentures                                                          320,751                --           320,751
       Accounts payable, accrued expenses and other liabilities                        140,387                --           140,387
                                                                                --------------    --------------     -------------
                Total liabilities                                                    1,999,678          (229,451)        1,770,227

Minority interests                                                                      83,236                --            83,236

Shareholders' Equity:
       Class A (NYSE: SCZ.A) Shares, (1,337,152 historically and
          1,337,152 pro forma)                                                              13                --                13
       Class B (NYSE: SCZ) Shares, (55,473,295 historically and
          48,806,628 pro forma)                                                            555               (67)(c)           488
       Series B Preferred Shares                                                       257,642                --           257,642
       Additional paid-in capital                                                    2,421,129           (99,933)(c)     2,321,196
       Accumulated deficit                                                            (374,431)              451 (a)      (373,980)
                                                                                --------------    --------------     -------------
                Total shareholders' equity                                           2,304,908           (99,549)        2,205,359
                                                                                --------------    --------------     -------------
                Total liabilities and shareholders' equity                      $    4,387,822    $     (329,000)    $   4,058,822
                                                                                ==============    ==============     =============


     See accompanying notes to the pro forma condensed consolidated financial statements.

                       SECURITY CAPITAL GROUP INCORPORATED
                                and Subsidiaries

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                         Six Months Ended June 30, 1999
                      (In thousands, except per share data)
                                   (Unaudited)


                                                                                       Pro Forma
                                                                  Historical          Adjustments           Pro Forma
                                                                --------------       --------------      --------------
INCOME:
Equity in earnings of equity method investees                   $       48,908       $      (11,247)(d)  $       37,661
Financial Services Division revenues from
 related parties                                                        39,429                   --              39,429
Other income, net                                                       13,139                   --              13,139
Property revenue                                                       104,421                   --             104,421
                                                                --------------       --------------      --------------
                                                                       205,897              (11,247)            194,650
                                                                --------------       --------------      --------------

EXPENSES:
Interest expense                                                        66,100               (7,806)(e)          58,294
Financial Services Division expenses                                    39,734                   --              39,734
General, administrative and other                                       34,395                   --              34,395
Depreciation and amortization                                           22,410                   --              22,410
Property expenses                                                       51,038                   --              51,038
Homestead special charge                                                65,296                   --              65,296
                                                                --------------       --------------      --------------
                                                                       278,973(f)            (7,806)            271,167
                                                                --------------       --------------      --------------
Loss from operations                                                   (73,076)              (3,441)            (76,517)
Provision for income tax expense (benefit):
 Current                                                                 4,519(f)               443 (g)           4,962
 Deferred                                                              (13,026)              (1,647)(g)         (14,673)
                                                                --------------       --------------      --------------
Total income tax benefit                                                (8,507)              (1,204)             (9,711)
                                                                --------------       --------------      --------------
     Minority interest in net loss
        of subsidiaries                                                (20,839)                  --             (20,839)
                                                                --------------       --------------      --------------
Loss from continuing operations excluding provision
 for loss on investment                                                (43,730)              (2,237)            (45,967)
   Less Preferred Share dividends                                        9,017                   --               9,017
                                                                --------------       --------------       -------------
Net loss from continuing operations excluding
 provision for loss on investment attributable
   to common shares                                             $      (52,747)      $       (2,237)     $      (54,984)
                                                                ==============       ==============      ==============


Weighted average Class B common shares
 Outstanding:
       Basic                                                           120,420              (6,667)(h)          113,753
                                                                ==============       =============      ===============
       Diluted                                                         120,420              (6,667)(h)          113,753
                                                                ==============       =============      ===============

Per share net loss from continuing operations
 attributable to common shares:
       Basic                                                    $        (0.44)                          $        (0.48)
                                                                ==============                           ==============
       Diluted                                                  $        (0.44)                          $        (0.48)
                                                                ==============                           ==============

     See accompanying notes to the pro forma condensed consolidated financial statements.

                       SECURITY CAPITAL GROUP INCORPORATED
                                and Subsidiaries

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          Year Ended December 31, 1998
                      (In thousands, except per share data)
                                   (Unaudited)


                                                                                       Pro forma
                                                                  Historical          Adjustments           Pro Forma
                                                                --------------       -------------       --------------
INCOME:
Equity in loss of equity method investees                       $      (53,159)      $      (9,593)(i)  $      (62,752)
Financial Services Division revenues from
   related parties                                                      93,850                  --              93,850
Other income, net                                                      (11,887)                 --             (11,887)
Property revenue                                                       144,374                  --             144,374
                                                                --------------       -------------      --------------
                                                                       173,178              (9,593)            163,585
                                                                --------------       -------------      --------------

EXPENSES:
Interest expense                                                        82,203             (16,360)(j)          65,843
Financial Services Division expenses                                    76,093                  --              76,093
General, administrative and other                                       62,774                  --              62,774
Depreciation and amortization                                           37,419                  --              37,419
Property expenses                                                       63,339                  --              63,339
                                                                --------------       -------------       -------------
                                                                       321,828             (16,360)            305,468
                                                                --------------       -------------       -------------
Loss from operations                                                  (148,650)               6,767            (141,883)
Provision for income tax expense (benefit):
   Current                                                               4,698               1,845(k)            6,543
   Deferred                                                            (51,793)                524(k)          (51,269)
                                                                --------------       -------------       -------------
Total income tax benefit                                               (47,095)              2,369             (44,726)
                                                                --------------       -------------       -------------
     Minority interest in net loss
        of subsidiaries                                                 (2,202)                 --              (2,202)
                                                                --------------       -------------       -------------
Loss from continuing operations                                        (99,353)              4,398             (94,955)
     Less Preferred Share dividends                                     35,088                  --              35,088
                                                                --------------       -------------       -------------
Net loss from continuing operations attributable
   to common shares                                             $     (134,441)      $       4,398       $    (130,043)
                                                                ==============       =============       =============


Weighted average Class B common shares
 Outstanding:
       Basic                                                           121,325              (6,667)(l)         114,658
                                                                ==============       =============       =============
       Diluted                                                         121,325              (6,667)(l)         114,658
                                                                ==============       =============       =============

Per share net loss from continuing operations
 attributable to common shares:
       Basic                                                    $        (1.11)                          $       (1.13)
                                                                ==============                           =============
       Diluted                                                  $        (1.11)                          $       (1.13)
                                                                ==============                           =============

     See accompanying notes to the pro forma condensed consolidated financial statements.

                       SECURITY CAPITAL GROUP INCORPORATED
                                and Subsidiaries

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                   (Unaudited)


(a) Represents the sale of Strategic Hotel as of June 30, 1999, for $329.5 million. The investment had been written down by $55.2 million to $329.0 million in June 1999, therefore a pro forma adjustment to accumulated deficit of $0.5 million was made.

(b) Represents the reduction in Security Capital's line of credit, which was assumed to be paid down with $229.5 million of the proceeds from the sale of Strategic Hotel.

(c) Represents the reduction of 6,666,667 shares of Security Capital's Class B common shares at $15 per share which was assumed to have been repurchased with $100 million of the proceeds from the sale of Strategic Hotel.

(d) Represents the elimination of equity in earnings of Strategic Hotel due to the assumed sale of Strategic Hotel on January 1, 1998. The reduction is comprised of equity in earnings of $4.7 million and interest income of $6.5 million.

(e) Represents the reduction in interest expense assumed to have been realized due to the utilization of $229.5 million of proceeds from the sale of Strategic Hotel to reduce weighted average debt balances. The reduction in interest expense was calculated using Security Capital's six months ended June 30, 1999, average line of credit balance of $120.6 million at the related weighted average interest rate of 6.24% and an assumed $108.9 million reduction in average outstanding long-term debt at a weighted average interest rate of 7.43%.

(f) Since the intent of the accompanying pro forma condensed consolidated statement of operations for the six months ended June 30, 1999, is to reflect the expected continuing impact of the sale of Strategic
       Hotel, the $55.2 million provision for loss on investment and the related $1.2 million tax benefit, which were included in the June 1999 statement of operations, have been excluded.

(g)    Represents the adjustment to the tax basis as shown below (in thousands):

       Current income tax adjustments:
         Less Strategic Hotel debenture interest income             $    (6,541)
         Less pro forma interest expense adjustment                       7,806
                                                                    -----------
           Total expense adjustments                                      1,265
         Effective tax rate                                                  35%
                                                                    -----------
           Tax expense from above adjustments                       $       443
                                                                    ===========
       Deferred income tax adjustment:
         Reverse deferred tax expense related to investment
           in Strategic Hotel                                       $     1,647
                                                                    ===========

(h) Reflects the decrease in weighted average Class B common shares outstanding assumed to have occurred on January 1, 1998, from the utilization of $100.0 million of the sale proceeds for the share repurchase program at an assumed purchase price of $15 per share.

(i) Represents the elimination of equity in earnings of Strategic Hotel due to the assumed sale of Strategic Hotel on January 1, 1998. The reduction is comprised of equity in loss of $1.5 million and interest income of $11.1 million.

(j) Represents the reduction in interest expense assumed to have been realized due to the utilization of $229.5 million of proceeds from the sale of Strategic Hotel to reduce the weighted average outstanding balance on Security Capital's line of credit. The reduction in interest was calculated using the $229.5 million reduction in principal and the related weighted average interest rate of 7.13%. The average outstanding line of credit balance for the year ended December 31, 1998, was $247.3 million.

                      SECURITY CAPITAL GROUP INCORPORATED
                                and Subsidiaries

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                   (Unaudited)

(k)    Represents the adjustment to the tax basis as shown below (in thousands):

       Current income tax adjustment:
         Less Strategic Hotel debenture interest income           $   (11,090)
         Less pro forma interest expense adjustment                    16,360
                                                                  -----------
           Total expense adjustments                                    5,270
         Effective tax rate                                                35%
                                                                  -----------
           Tax expense from above adjustments                     $     1,845
                                                                  ===========
       Deferred income tax adjustment:
         Reverse deferred tax benefit related to investment
           in Strategic Hotel                                     $       524
                                                                  ===========

(l) Reflects the decrease in weighted average Class B common shares outstanding assumed to have occurred on January 1, 1998, from the utilization of $100.0 million of the sale proceeds for the share repurchase program at an assumed purchase price of $15 per share.